SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STRATUS FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535

                                 April 15, 2005

Dear Shareholder,

        A Special Meeting of the shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), has been scheduled for May 12, 2005. At the Special Meeting, shareholders of the Fund will be asked to approve payment to Union Investment Advisors, Inc ("UIA"), the Fund's investment adviser, of its costs of providing investment advisory services during the period from August 1, 2001 through February 28, 2004, when there were no valid investment advisory agreements between the Fund and UIA.

        The investment advisory agreements between the Fund and UIA inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Fund's investment portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The Special Meeting has been called to seek shareholder approval of the payment to UIA of its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. The Board of Directors of the Fund, including its independent directors, recommend that you vote FOR the proposal.

        The Board of Directors of the Fund is soliciting votes from shareholders of record as of March 29, 2005. If you are not currently a shareholder of the Fund but were a shareholder on March 29, 2005, you are still eligible to vote. While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the proxy card that accompanies the attached Proxy Statement. The attached Proxy Statement is designed to give you further information relating to the proposal on which you are being asked to vote. We encourage you to support the Board of Directors' recommendations on the proposal.

        Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal, please call (888) 239-5135 during normal business hours. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

                                             Sincerely,


                                             /s/ Jon Gross
                                             PRESIDENT

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535


                             ----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2005

                             ----------------------

TO THE SHAREHOLDERS OF STRATUS FUND, INC.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), will be held on Thursday, May 12, 2005, at 1:00 p.m. local time, at the offices of the Fund located at 6801 South 27th Street, Lincoln, Nebraska 68501 (the "Special Meeting"). At the Special Meeting, shareholders of the Government Securities Portfolio and the Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") of the Fund will be asked to approve the following proposals:

        1. To approve payment to the Fund's investment adviser, Union Investment Advisors, Inc. ("UIA"), of the costs it incurred in providing investment advisory services to the Fund for the period of time that there were no investment advisory agreements in force between the Fund and UIA following the inadvertent termination of the investment advisory agreements between the Fund and UIA.

        2. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

        Shareholders of record at the close of business on March 29, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

        SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE FUND. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            By Order of the Board of Directors,

                                            /s/ TANYA LEBSOCK
                                            SECRETARY

Lincoln, Nebraska
April 15, 2005

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6801 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535

                      ----------------------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2005

                      ----------------------------------------

                               GENERAL INFORMATION

        This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of record of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of shareholders to be held on May 12, 2005 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). The Special Meeting is scheduled to be held at 1:00 p.m. local time at the offices of the Fund located at 6801 South 27th Street, Lincoln, Nebraska 68501.

                           PURPOSE OF SPECIAL MEETING

        The investment advisory agreements between the Fund and its investment adviser, Union Investment Advisors, Inc. ("UIA"), for the Fund's Government Securities Portfolio and Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The Special Meeting has been called to seek shareholder approval of the payment to UIA of its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. The Board of Directors of the Fund, including its independent directors, recommend that you vote FOR the proposal.

        The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Special Meeting will be paid by UIA. This Proxy Statement was first mailed to shareholders on or about April 15, 2005. The most recent Annual Report for the Fund for the fiscal year ended June 30, 2004, and the semi-annual report for the six month period ended December 31, 2003, which were previously mailed to Fund shareholders, are also available at no cost, upon written or oral request by contacting the Fund at 6801 South 27th Street, Lincoln, Nebraska 68501, or by calling (888) 239-5135.

        The Board of Directors has fixed the close of business on March 29, 2005 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. As of that date, there were 9,155,934.976 outstanding shares of the Fund, 5,107,291.674 and 4,048,643.302 outstanding shares of the Government Securities Portfolio and the Growth Portfolio, respectively. Each share is entitled to one vote on each applicable matter to come properly before the Special Meeting.

                         QUORUM AND VOTING REQUIREMENTS

        Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy, or, in the absence of such direction, such shares will be voted in favor of (i.e., "FOR") the proposal described herein. A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if ten percent (10%) of the outstanding shares of the applicable Portfolio are present in person or by proxy at the Special Meeting.

        Assuming a quorum is present, the vote necessary to approve the proposal requires, with each Portfolio voting separately, the lesser of:

        o the affirmative vote of 67% or more of the voting securities of such Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or

        o the affirmative vote of more than 50% of the outstanding voting securities of such Portfolio.

        Abstentions and broker non-votes will be counted as shares present at the Special Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will not count as votes cast, and will have the effect of votes against the proposal.

        If a quorum is not present by the time scheduled for the Special Meeting, or if a quorum is present but sufficient votes in favor of the proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposal to be considered at the adjourned Special Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the proposal to be considered at the adjourned Special Meeting. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting in person.

                         APPROVAL OF PAYMENT OF COSTS OF
                     PROVIDING INVESTMENT ADVISORY SERVICES

INTRODUCTION

        The investment advisory agreements between the Fund and UIA, for each Portfolio, inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The staff of the Securities and Exchange Commission has interpreted
Section 15 of the Investment Company Act of 1940 (the "1940 Act") to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated that an adviser may be paid that amount only if the payment is approved by shareholders.

        UIA deposited all of the advisory fees that it received while there were no investment advisory agreements in force between UIA and the Fund into an escrow account pursuant to the terms of an Escrow Agreement. The Special Meeting has been called to seek shareholder approval of the payment to UIA of $810,816 for the Growth Portfolio and $535,357 for the Government Securities Portfolio as reimbursement for its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. If the proposal is not approved by the shareholders of a Portfolio, amounts in the escrow account attributable to that Portfolio will be paid to the Fund, and the Fund will distribute these amounts to impacted shareholders of the Portfolio during the period from August 1, 2001 to February 28, 2004. The Board of Directors of the Fund, including the independent directors, recommend that you vote FOR the proposal.

EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS

        LEGAL BACKGROUND

        Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its independent directors) and (ii) the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid investment advisory agreement and must arrange for a new agreement to be adopted by the fund's board of directors and shareholders.

        SEQUENCE OF EVENTS

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). On May 1, 2001, the Original Advisory Agreements were assigned to UIA and UIA has acted as investment adviser to the Portfolios continuously since that date.

        On July 20, 2001, the Fund's Board of Directors held its annual board meeting. Among the items on the agenda was the annual renewal of the Fund's investment advisory agreements with UIA with respect to each Portfolio. At the meeting, the members of the Board of Directors in attendance unanimously approved renewal of the existing investment advisory agreements. However, a majority of the Fund's independent directors were not present in person at the meeting. Consequently, the investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and terminated.

        The Board was unaware that its attempt to renew the Original Advisory Agreements on July 20, 2001 was ineffectual. The Board approved the continuation of the Original Advisory Agreements on July 30, 2002 and July 29, 2003, believing that the Original Advisory Agreements remained in effect. In each instance, the Board's intent was to continue the Original Advisory Agreements with UIA uninterrupted for the next year, and but for the Board's inadvertence, the agreements would have been continued. Despite the termination of the Original Advisory Agreements, UIA continued to provide the Portfolios with the services called for under those agreements.

NEW ADVISORY AGREEMENT

        In connection with a routine examination, the staff of the Securities and Exchange Commission noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board concluded that the Original Advisory Agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios.

        UIA requested that the Fund's Board consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001. At a meeting of the Board of Directors on September 15, 2003, the Board approved a new investment advisory agreement (the "New Advisory Agreement") and recommended that it be submitted to the Fund's shareholders for approval.

        The terms of the New Advisory Agreement are similar in all material respects to the Original Advisory Agreements, except that a single agreement was proposed for both Portfolios. Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, UIA is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. UIA is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets.

        Under the New Advisory Agreement, UIA is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

          PORTFOLIO                             INVESTMENT ADVISORY FEE

Government Securities Portfolio                             0.50%
Growth Portfolio                                            0.75%

These advisory fees are identical to those under the Original Advisory
Agreements.

        The New Advisory Agreement has an initial term of two years, and will remain in effect thereafter so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by UIA. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

        At the September 15, 2003 Board Meeting, the Directors considered the similarity of the New Advisory Agreement to the Original Advisory Agreements and the fact that the Board had intended to continue the Original Advisory Agreements in July 2001, 2002 and 2003. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and information provided by UIA with respect to each Portfolio, including information relating to the following factors:

        o The extent and quality of investment advisory services each Portfolio will receive for the advisory fee payable under the agreement;

        o The fees charged by other investment advisers providing comparable services to similar investment companies;

        o The extent to which UIA receives benefits such as research services as a result of the brokerage generated by the Fund;

        o The conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; and

        o       The historical relationship between each Portfolio and UIA.

        The Board noted that the fees under the New Advisory Agreement are unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisers with respect to similar funds. The Board also determined that the fees are fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering all of these factors, the Directors, including a majority of the Independent Directors, unanimously approved the New Advisory Agreement.

        The New Advisory Agreement was approved by the shareholders of each Portfolio at a special meeting of shareholders on February 26, 2004.

THE ADVISER

        UIA is organized as a Nebraska corporation and is controlled by and is a subsidiary of Farmers & Merchants Investments, Inc., a Nebraska bank holding company located at 6801 S. 27 St., Lincoln, Nebraska 68512. The name, address and principal occupation of the principal executive officer and each director of UIA is set forth in the table below:

    Name and Address          Position               Principal Occupation
    ----------------          --------               --------------------

Jon Gross                 President, Chief       President, Union Investment
6801 S. 27th St.        Executive Officer and    Advisors, Inc.; President,
Lincoln, NE  68512            Director           Stratus Fund, Inc.; First Vice
                                                 President and Investment
                                                 Officer, Union Bank and Trust
                                                 Company; Chief Executive
                                                 Officer; Adminisystems, Inc.;
                                                 Vice President and Managing
                                                 Director, Nelnet Capital, LLC

William Eastwood        Chairman and Director    Senior Vice President & Chief
6801 S. 27th St.                                 Investment Officer, Union Bank
Lincoln, NE  68512                               and Trust Company

Mark Portz               Vice President and      Vice President and Investment
6801 S. 27th St.              Director           Officer, Union Bank and Trust
Lincoln, NE  68512                               Company; President, UFS
                                                 Securities, LLC

        For the fiscal year ended June 30, 2004, the investment advisory fees paid to UIA by the Government Securities Portfolio and the Growth Portfolio were $279,118 and $401,952, respectively.

ESCROW AGREEMENT

        Because of the inadvertent failure by the Board of Directors to properly approve continuation of the original advisory agreements, the Fund did not have valid advisory agreements for the Growth Portfolio and the Government Securities Portfolio for the period from August 1, 2001 through February 28, 2004. The staff of the Securities and Exchange Commission has interpreted Section 15 of the 1940 Act to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated that an adviser may be paid that amount only if the payment is approved by shareholders.

        In accordance with those interpretations, the Fund, UIA, Nelnet Capital, LLC, the Fund's principal underwriter, and Cornhusker Bank in its capacity as escrow agent (the "Escrow Agent"), entered into an Escrow Agreement dated December 20, 2004, a copy of which is attached to this proxy statement as Exhibit A. Pursuant to the Escrow Agreement, UIA delivered to the Escrow Agent the sum of $1,641,976 representing all of the advisory fees paid by the Fund to UIA during the period from August 1, 2001 through February 28, 20041.

        Under the terms of the Escrow Agreement, UIA agreed, in consultation with the Fund, to determine its costs of providing advisory services during the period from August 1, 2001 through February 28, 2004, and if its costs are lower than the fees paid, the difference was to be released from escrow and paid to the Fund. The Fund also agreed to convene this Special Meeting of the shareholders of the Portfolios to consider a proposal to permit UIA to receive as payment for the investment advisory services it provided the lower of its costs or the fee paid under the Original Advisory Agreements. If the proposal is approved by shareholders, the approved amounts will be released from escrow and paid to UIA. If the proposal is not approved by the shareholders of a Portfolio, the remaining funds held in escrow attributable to that Portfolio will be released and paid to the Fund. The Fund will use the amounts it receives from the escrow to reimburse shareholders of the Portfolios during the period from August 1, 2001 through February 28, 2004. Funds released from escrow will consist of distribution fees paid by the Fund after the inadvertent termination of the fund's distribution plan, amounts in excess of UIA's costs of providing advisory services released to the Fund as described below, plus amounts attributable to UIA's costs of providing advisory services if the proposal is not approved by the shareholders of a Portfolio. De minimis reimbursement amounts, as determined by the Fund, owed to shareholders will be retained by the Fund, and will inure, indirectly, to the benefit of shareholders during the period from August 1, 2001 through February 28, 2004 who still own shares.

DETERMINATION OF COSTS AND PAYMENT FROM THE ESCROW ACCOUNT

        Pursuant to the Escrow Agreement, UIA undertook to determine its costs of providing investment advisory services during the period from August 1, 2001 through February 28, 2004. UIA is a wholly owned subsidiary of Farmers & Merchants Investments, Inc. Farmers & Merchants Investments, Inc. also controls Union Bank and Trust Company, Lincoln, Nebraska ("UBT"), a Nebraska state bank. The individuals responsible for providing investment advisory services to the Fund are also employees of the Investment Division of UBT. Because of the nature of the relationship between UIA and UBT, actual costs incurred by UIA in the management of the Funds were not tracked, and UIA as a separate entity had no profit or loss. In light of that fact, UIA made a good faith estimate of the costs associated with management of the Fund. In making that estimate, a portion

--------
1 Nelnet Capital, LLC delivered to the Escrow Agent the sum of $6,900 representing all of the distribution fees paid by the Fund after the inadvertent termination of the Fund's distribution plan.

of the costs and expenses of the Investment Division of UBT were allocated to UIA, based upon the percentage that the total assets of the Fund represented of the total assets attributable to UBT's Investment Division. Direct costs and expenses incurred by UIA were also included. UIA determined that its costs of providing investment advisory services to the Portfolios were $1,346,173, with $810,816 attributable to the Growth Portfolio and $535,357 attributable to the Government Securities Portfolio. UIA's costs of providing services to the Portfolios were lower than the advisory fees paid by the Fund.

        The Board of Directors of the Fund considered UIA's determination of its costs of providing advisory services during the period from August, 2001 through February, 2004 at a meeting held on January 21, 2005. UIA had previously furnished to the Board of Directors a written report describing the methodology used to determine its costs, which was reviewed at the meeting. UIA noted that there was support for an alternate approach for calculating its costs that would have resulted in higher costs and lower profit to UIA. However, UIA concluded that the methodology it employed was more conservative and less subjective. UIA also advised the Directors that the estimated profit received by UIA of $295,802 represents a higher profit margin than that achieved by the Investment Division of UBT during the time in question. The independent Directors of the Fund unanimously accepted and approved the cost determination at the meeting.

        In accordance with Section 5(a)(ii) of the Escrow Agreement, the sum of $295,802 representing UIA's estimated profit from providing investment advisory services during the period from August 1, 2001 to February 28, 2004, was paid to the Fund2. Upon receipt, the Fund recorded the transferred amount as an asset, and recorded a corresponding liability to shareholders to reflect the Fund's commitment to return those amounts to shareholders as described in the Escrow Agreement.

BOARD DELIBERATIONS

        The Board of Directors discussed appropriate payments to UIA for the advisory services it provided after the inadvertent termination of the Original Advisory Agreements at meetings held on July 23, 2004 and October 28, 2004. At a special meeting held on December 15, 2004, the Board of Directors of the Fund resolved to recommend that shareholders approve the proposal. In reaching that conclusion, the Board of Directors noted that the inadvertent termination of the Original Advisory Agreements had occurred through no fault of UIA. UIA continued to provide advisory services in good faith after the termination of the Original Advisory Agreements. In effect, the Portfolios received the advisory services that had been bargained for under the Original Advisory Agreements so that it did not appear to the Board of Directors that shareholders had been harmed by the inadvertent termination. UIA incurred costs in providing advisory services to the Portfolios and the Board of Directors concluded that, at a minimum, UIA should be compensated for those costs. The Board of Directors also noted that the shareholders of the Portfolio had overwhelmingly approved the New Advisory Agreement with UIA at the special meeting held on February 26, 2004. The Board of Directors noted that denying UIA any compensation for the advisory services

-------------
2 The sum of $6,900 representing the distribution fees paid by the Fund after the termination of its distribution plan, was also paid to the Fund.

it provided might impair its ability to provide future advisory services to the Portfolios. The Board of Directors did not consider the availability of other investment advisers because the Directors were satisfied with UIA's level of performance and shareholders had recently approved the New Advisory Agreement with UIA.


        The independent Directors of the Fund unanimously recommends that the shareholders of each portfolio vote "FOR" approval of the payment to UIA of its costs of providing advisory services.


                               GENERAL INFORMATION

THE ADVISER

        Union Investment Advisors, Inc., 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the investment adviser to the Portfolios.

DISTRIBUTOR

        UFS Securities, LLC, 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the Fund's distributor.

ADMINISTRATOR

        Adminisystems, Inc. (formerly known as Lancaster Administrative Services, Inc.), 6801 S. 27th Street, Lincoln, Nebraska 68512 acts as the administrator for the Fund.

BENEFICIAL OWNERS

        The following table provides the name and address of any person (excluding Directors and officers) who, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of each Portfolio as of March 29, 2005. Substantially all of the shares of each Portfolio are held of record in omnibus accounts established by UBATCO & CO as nominee for Union Bank and Trust Company, 6801 S. 27th St., Lincoln, NE 68512.

      Portfolio                Name & Address            Shares     % Ownership
      ---------                --------------            ------     -----------

Growth Portfolio         Crete Carrier 401(k) Plan       528,648        13.06%
                         P.O. Box 82118
                         Lincoln, NE  68528

                         Union Bank and Trust Company    423,059        10.45%
                         Profit Sharing & 401(k) Plan
                         6801 S. 27th St.
                         Lincoln, NE  68512

      Portfolio                Name & Address            Shares     % Ownership
      ---------                --------------            ------     -----------

                         Linweld 401(k) Plan/PSP         248,608         6.14%
                         2900 S. 70th St. Suite 400
                         Lincoln, NE  68506

                         Nelnet 401(k) Plan              217,002         5.36%
                         121 S 13 St. Suite 301
                         Lincoln, NE  68508

Government Securities    Union Bank and Trust Company    397,982         7.79%
Portfolio                Profit Sharing & 401(k) Plan
                         6801 S. 27th St.
                         Lincoln, NE  68512

                         Crete Carrier 401(k) Plan       911,326        17.72%
                         400 NW 56th St.
                         Lincoln, NE  68528

                         Nelnet 401(k) Plan              325,260         6.37%
                         121 S 13 St. Suite 301
                         Lincoln, NE  68508

        The following table also provides information as of December 31, 2004, regarding the beneficial ownership of outstanding shares of the respective Portfolios, as applicable, by (i) each Director of the Fund, (ii) each executive officer of the Fund and (iii) all Directors and executive officers as a group.

                         GOVERNMENT SECURITIES PORTFOLIO

                Name of                      Shares Owned         Percent of
       Director/nominee/officer              Beneficially         Portfolio
       ------------------------              ------------         ---------
R. Paul Hoff                                       13                  *

Jon Gross                                       1,703                  *

Tanya Lebsock                                     588                  *

Jeff Jewell                                       545                  *

All directors and executive officers            2,849                  *
as a group

------------
*Less than 1%

                                GROWTH PORTFOLIO


                Name of                     Shares Owned           Percent of
       Director/nominee/officer             Beneficially           Portfolio
       ------------------------             ------------           ---------
Stan Schrier                                    2,202                   *
R. Paul Hoff                                    9,247                   *
Jon Gross                                       1,684                   *
Jeff Jewell                                       508                   *
Tanya Lebsock                                     683                   *
All directors and executive officers           14,324                   *
as a group

------------
*Less than 1%.


SHAREHOLDER PROPOSALS

        Under its Articles of Incorporation and under Minnesota law, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action or suggestions as to nominees for the Board of Directors at the next meeting of shareholders of the Fund, should submit their proposal or suggestions to the Secretary of the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting. The Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors, shareholders also retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

                                  OTHER MATTERS

        The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

                             SOLICITATION OF PROXIES

        The accompanying form of proxy is being solicited on behalf of the Board. The expense of solicitation of proxies for the Meeting will be paid by UIA. In addition to the mailing of the proxy material, such solicitation may be made in person or by written communication, telephone or telegraph by directors, officers or employees of the Fund.

                         ANNUAL AND SEMI-ANNUAL REPORTS

        The Fund will provide, without charge, to each person solicited by this Proxy Statement, on the oral or written request of any such person, a copy of the Fund's most recent Annual Report and most recent Semi-Annual Report as filed with the Securities and Exchange Commission. Oral requests may be made by contacting the Fund at (888) 239-5135. Written requests should be sent to the address of the Fund appearing on the first page of this Proxy Statement.

                                           By Order of the Board of Directors,
                                           TANYA LEBSOCK
                                           Secretary

Lincoln, Nebraska
April 15, 2005

                                                                       EXHIBIT A

                                ESCROW AGREEMENT


        This ESCROW AGREEMENT is made on the 20th day of December, 2004, by and among Stratus Fund, Inc., a Minnesota corporation and registered investment company (the "Company"), Union Investment Advisers, Inc., a Nebraska corporation ("UIA"), Nelnet Capital, LLC, a Nebraska limited liability company (the "Distributor"), and Cornhusker Bank, in its capacity as escrow agent (the "Escrow Agent").

                                    RECITALS:

        WHEREAS, prior to July 30, 2001 UIA provided investment advisory services to the Company's Growth Portfolio and Government Securities Portfolio (the "Portfolios") pursuant to advisory agreements dated October 30, 1992, and August 1, 1993, respectively (the "Advisory Agreements");

        WHEREAS, on October 23, 1997, the Board of Directors of the Company adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") with respect to the Retail Class A shares of each Portfolio permitting payment of distribution fees to the Distributor of the Portfolios' Retail Class A shares;

        WHEREAS, the Advisory Agreements and the Distribution Plan inadvertently terminated under their own terms on July 30, 2001, because, although continuation of the Advisory Agreements and the Distribution Plan was approved by a majority of the Company's directors, such continuation was not also approved by a majority of the Company's independent directors as required by their terms and the Act;

        WHEREAS, a new investment advisory agreement between the Company and UIA was approved by the Company's Board of Directors, including a majority of the independent directors, on September 15, 2003 and by a vote of the shareholders of the Portfolios on February 26, 2004;

        WHEREAS, UIA continued to provide investment advisory services to the Portfolios during the period from August 1, 2001 through February 26, 2004 (the "Advisory Agreement Lapsed Period"), and the Company paid UIA investment advisory fees in the total amount of $1,641,976 for such services;

        WHEREAS, the Distributor for the Portfolios' Retail Class A shares continued to provide distribution services under the Distribution Plan, and was paid distribution fees in the total amount of $6,900 during the period from August 1, 2001, through September 1, 2004 (the "Distribution Plan Lapsed Period");

        WHEREAS, the staff of the Securities and Exchange Commission has interpreted Section 15 of the Act to permit an investment adviser to be paid only the lesser of its costs of providing investment advisory services, or the fee called for under an investment advisory agreement, in circumstances where the investment advisory agreement has terminated, with such payment being permitted only with shareholder approval; and

        WHEREAS, UIA, the Distributor and the Company now wish to provide for the appointment of an escrow agent to hold as escrowed funds the advisory fee and distribution fee amounts paid by the Company during the Advisory Agreement Lapsed Period and the Distribution Plan Lapsed Period, and to set forth the terms and conditions under which the funds held in escrow shall be disbursed.

                                   AGREEMENT:

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

        1. APPOINTMENT OF ESCROW AGENT. The Company, on behalf of itself and the Portfolios, the Distributor and UIA hereby appoint the Escrow Agent as the escrow agent under this Escrow Agreement and the Escrow Agent hereby accepts such appointment and agrees to hold all of the funds deposited into escrow with it pursuant to this Agreement in accordance with the terms hereof, and to perform its other duties hereunder.

        2. ESTABLISHMENT OF ESCROW FUNDS.

                (a) UIA will deliver to the Escrow Agent the sum of $1,641,976, representing all of the advisory fees paid by the Company to UIA during the Advisory Agreement Lapsed Period. The Distributor will deliver to the Escrow Agent the sum of $6,900, representing all of the distribution fees under the Distribution Plan during the Distribution Plan Lapsed Period. The Escrow Agent will deposit and maintain those funds in separate escrow accounts. Upon receipt of the deposits from UIA and the Distributor, the Escrow Agent shall provide written confirmation to the Company, the Distributor and UIA that such sum has been deposited with it. Such amounts held in escrow by the Escrow Agent hereunder, together with all interest thereon, herein is referred to as the "Escrow Funds."

                (b) All money in the Escrow Funds must be invested in overnight repurchase agreements meeting the requirements of SEC Rule 2a-7, or in other money market instruments as agreed to in writing by all of the parties.

                (c) All income earned on the Escrow Funds shall be added to the Escrow Funds and distributed in accordance with the terms hereof.

        3. DETERMINATION OF UIA'S COSTS OF PROVIDING ADVISORY SERVICES.

                (a) Within thirty (30) days of the date of this Agreement, UIA will determine the costs that it incurred in providing investment advisory services to the Portfolios during the Advisory Agreement Lapsed Period. UIA will provide written notice to the Company [and the Company's independent auditors] of its determination of such costs and a description of the basis for the determination.

                (b) Upon receipt of UIA's determination of its costs, the Company shall have a period of [fifteen (15) days] to review or audit such determination and propose any adjustments thereto. All adjustments proposed by the Company shall be set out in a written statement delivered to UIA, and shall be deemed accepted by UIA unless UIA shall object in writing to such proposed adjustments within [fifteen (15) days] of delivery by the Company to UIA of such proposed adjustments. If UIA does object in writing within fifteen (15) days to any such proposed adjustment (the proposed adjustment or adjustments to which UIA objects are referred to herein as the "Contested Adjustments"), UIA and the Company shall use reasonable efforts to resolve their dispute regarding the Contested Adjustments, but if a final resolution thereof is not obtained within ten (10) days after UIA delivers to the Company UIA's written objection to the Contested Adjustments, UIA and the Company shall promptly retain an independent financial advisory firm acceptable to both UIA and the Company (the "Independent Adviser") to resolve any remaining disputes concerning the Contested Adjustments.

                (c) If an Independent Adviser is retained, then

                    (i) UIA and the Company shall each submit to the Independent Adviser in writing within fifteen (15) days after the Independent Adviser is retained their respective proposals with respect to the Contested Adjustments, together with such supporting documentation as they deem necessary or as the Independent Adviser requests (provided that if any documentation requested by the Independent Adviser cannot be obtained by either UIA or the Company within such fifteen (15) day period (acting in good faith and in a diligent manner), then such fifteen (15) day period shall be extended for such period of time as is reasonably necessary for such information to be obtained),

                    (ii) the Independent Adviser, within thirty (30) days after receiving the proposals of both UIA and the Company and all supplementary supporting documentation requested by the Independent Adviser, shall deliver a written report to the parties setting forth its resolution with respect to each Contested Adjustment, which report shall be final and binding on both UIA and the Company, and

                    (iii) the fees and expenses of the Independent Adviser shall be borne by UIA.

        4. SHAREHOLDERS MEETING. The Company shall call a special meeting of the shareholders of the Portfolios for the purpose of seeking approval of payment to UIA of the lesser of its costs incurred in providing investment advisory services during the Lapsed Period or the fee paid under the Advisory Agreements. The shareholders of each Portfolio will vote separately on the proposal. UIA shall reimburse the Company for the costs it incurs in conducting the special shareholder meeting, including the costs of soliciting proxies.

        5. DELIVERY OF ESCROW FUNDS BY ESCROW AGENT.

                (a) Within five (5) days of the determination of the Adviser's costs pursuant to Section 2 of this Agreement:

                    (i) amounts in the Escrow Funds relating to distribution fees will be paid to the Fund; and

                    (ii) if it is determined that the Adviser's costs of providing investment advisory services during the Advisory Agreement Lapsed Period were less than the advisory fees paid under the Advisory Agreements, the difference between those costs and the advisory fees paid will be paid to the Fund.

                (b) If a majority of a Portfolio's outstanding voting securities approve the proposal at the special shareholders meeting, the amount of Escrow Funds that relate to advisory fees paid by that Portfolio during the Advisory Agreement Lapsed Period (including interest earned thereon) will be released from escrow and paid to UIA within thirty (30) days after the date of such approval by the shareholders of said Portfolio. If the shareholders of a Portfolio do not approve the proposal, the Escrow Funds that relate to advisory fees paid by that Portfolio during the Advisory Agreement Lapsed Period (including interest earned thereon) will be released from escrow and paid to the Fund.

                (c) Money paid to the Fund from the Escrow Funds will be distributed to persons who were shareholders of the Portfolios during the Advisory Agreement Lapsed Period, using the procedures for correction of an error in the calculation of the net asset value of the Portfolios described in Exhibit A attached hereto, applied on a pro forma basis.

                (d) The Escrow Agent shall release the Escrow Funds as instructed by a writing signed by both the Company and UIA, which instruction shall certify that an event in subparagraph (a) of this section has occurred, and if (b) or (c) shall have occurred, such instruction shall certify the amounts to be paid under such subsection.

        6. SUSPENSION OF PERFORMANCE; DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between the Company, the Distributor and UIA with respect to the holding or disposition of any portion of the Escrow Fund or any other obligations of Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Fund or the Escrow Agent's proper actions with respect to its obligations hereunder, or if a successor Escrow Agent has not been appointed within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 7 hereof, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                (a) suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 3 hereof; and/or

                (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

The Escrow Agent shall have no liability to the Company, the Distributor, UIA, their respective shareholders, members or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

        7. RESIGNATION AND REMOVAL OF ESCROW AGENT. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Company, the Distributor and UIA, or may be removed, with or without cause, by the Company and UIA acting jointly by furnishing written notice to the Escrow Agent, at any time by the giving of ten
(10) days' prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Upon any such notice of resignation or removal, the Company, the Distributor and UIA jointly shall appoint a successor Escrow Agent hereunder, which shall be a bank. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

        8. LIABILITY OF ESCROW AGENT.

                (a) The duties of the Escrow Agent hereunder are entirely administrative and not discretionary. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no further duties or responsibilities shall be implied. The Escrow Agent is obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement, is authorized hereby to comply with any orders, judgments or decrees of any court or arbitration panel and shall not incur any liability as a result of its compliance with such instructions, orders, judgments or decrees.

                (b) The Escrow Agent may rely and shall be protected in acting upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the persons or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such instrument.

                (c) The Company, the Distributor and UIA hereby waive any suit, claim, demand or cause of action of any kind which either one or both may now or hereafter have to assert against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful misappropriation of funds by the Escrow Agent or unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence was the primary cause of a loss to the Company, the Distributor or UIA.

                (d) The Escrow Agent shall have no duty to solicit any payments that may be due to it hereunder. The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for or written instructions given jointly by the Company and UIA. In the administration of this Escrow Agreement and the Escrow Funds hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel and certified public accountants to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, or certified public accountants.

        9. INDEMNIFICATION OF ESCROW AGENT. UIA hereby agrees to indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (the "Indemnitees") against any and all actions, claims, losses, damages, liabilities, fines, penalties, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses and the reasonable allocated costs and expenses of in-house counsel) ("Losses") incurred by or asserted against any of them from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, proceeding or investigation by any person, including without limitation the Company, the Distributor or UIA, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, or common law or equitable cause or otherwise arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transaction contemplated herein; except for any such Losses arising from any liability resulting solely from the negligence or willful misconduct of the party claiming indemnification or from a breach of this Escrow Agreement by the Escrow Agent. In addition to and not in limitation of the immediately preceding sentence, UIA also hereby agrees to indemnify and hold harmless the Indemnitees and each of them from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instruction or other direction upon which the Escrow Agent is authorized to rely pursuant to the terms of this Escrow Agreement. The provisions of this Section 9 shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent for any reason. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.

        10. FEES AND EXPENSES OF ESCROW AGENT. UIA shall compensate the Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this section shall be payable by UIA upon demand by the Escrow Agent. The obligations of UIA under this section shall survive any termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

            The Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which the Escrow Agent or the Indemnitees are entitled to seek indemnification pursuant to Section 9 hereof.) The Escrow Agent shall notify the Company and UIA of any disbursement from the Escrow Funds to itself or the Indemnitees in respect of any compensation or reimbursement hereunder and shall furnish to the Company and the Adviser copies of all related invoices and other statements. The Company and UIA hereby grant to the Escrow Agent and the Indemnitees a security interest in and lien upon the Escrow Fund and all funds therein to secure all obligations hereunder to the Escrow Agent and the Indemnitees, and the Escrow Agent and the Indemnities shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds. If for any reason the Escrow Funds are insufficient to cover such compensation and reimbursement, UIA shall promptly pay such amounts to the Escrow Agent or the Indemnitees upon receipt of an itemized invoice.

        11. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                      (a)    If to Company:

                             Stratus Fund, Inc.
                             P.O. Box 82535
                             Lincoln, NE  68501-2535
                             Telephone:  (888) 769-2362

                      (b)    If to UIA:

                             Union Investment Advisors, Inc.
                             6801 South 27th Street
                             Lincoln, NE  68501-2535
                             Telephone:  (402) 483-8184

                      (c)    If to the Escrow Agent:

                             With a copy to:

                             the UIA, at the addresses set forth above, if the notice is from the Company

                             or

                             the Company, at the address set forth above, if the notice is from UIA

Any party may send any notice required or permitted hereunder to the intended recipient at the address set forth above using any other means of communication (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices required or permitted hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

        12. MISCELLANEOUS. This Escrow Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. All of the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

        13. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any choice or conflict of law provision or rule (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

        14. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the State of Nebraska shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the State court sitting in Lincoln, Nebraska shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

        15. AMENDMENTS. No amendment to any provision of this Escrow Agreement shall be valid unless it is in writing and signed by the Company, the Distributor, UIA and the Escrow Agent.

        16. COUNTERPARTS. This Escrow Agreement may be signed in counterparts, each of which shall be an original and all of which shall constitute one instrument.

        17. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Section 5, or the disbursements of all amounts in the Escrow Funds into court pursuant to Section 6 hereof, this Escrow Agreement shall terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

        18. DEALINGS. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Company, the Distributor or UIA and become pecuniarily interested in any transaction in which the Company, the Distributor or UIA may be interested, and contract and lend money to the Company, the Distributor or UIA and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company, the Distributor or UIA or for any other entity.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Escrow Agreement has been executed as of the date and year first above written.


                                            STRATUS FUND, INC.

                                            By:    /s/ Jeff Jewell
                                            ------------------------------------
                                            Name:  Jeff Jewell
                                            ------------------------------------
                                            Title: Vice President
                                            ------------------------------------



                                            UNION INVESTMENT ADVISORS, INC.


                                            By:    /s/ Jon Gross
                                            ------------------------------------
                                            Name:  Jon Gross
                                            ------------------------------------
                                            Title: President
                                            ------------------------------------



                                            NELNET CAPITAL, LLC


                                            By:    /s/ Mark Portz
                                            ------------------------------------
                                            Name:  Mark Portz
                                            ------------------------------------
                                            Title: President
                                            ------------------------------------


                                            Cornhusker Bank
                                            as Escrow Agent


                                            By:    /s/ Kevin Deaver
                                            ------------------------------------
                                            Name:  Kevin Deaver
                                            ------------------------------------
                                            Title: SVP
                                            ------------------------------------

                                   SCHEDULE A

                          FEES PAYABLE TO ESCROW AGENT

                               STRATUS FUND, INC.
                         Government Securities Portfolio
                     6811 South 27th Street, P.O. Box 82535
                          Lincoln, Nebraska 68501-2535


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2005

        The undersigned hereby appoints each of Jon Gross and Jeff Jewell, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Government Securities Portfolio of Stratus Fund, Inc. (the "Fund") to be held on May 12, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        To approve payment to Union Investment Advisors, Inc. of its costs incurred in providing investment advisory services to the Fund for the period of time that there was no investment advisory agreement in force.

           FOR  [ ]             AGAINST  [ ]                  ABSTAIN   [ ]

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.




                                            Please sign:

                                            Date:
                                                 -------------------------------


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature (if held jointly)

                                            When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in the
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in the
                                            partnership name by authorized
                                            person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                               STRATUS FUND, INC.
                                Growth Portfolio
                     6811 South 27th Street, P.O. Box 82535
                          Lincoln, Nebraska 68501-2535


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2005

        The undersigned hereby appoints each of Jon Gross and Jeff Jewell, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Growth Portfolio of Stratus Fund, Inc. (the "Fund") to be held on May 12, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        To approve payment to Union Investment Advisors, Inc. of its costs incurred in providing investment advisory services to the Fund for the period of time that there was no investment advisory assessment in force.

           FOR  [ ]               AGAINST  [ ]                  ABSTAIN  [ ]

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                                            Please sign:

                                            Date:
                                                 -------------------------------


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature (if held jointly)

                                            When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in the
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in the
                                            partnership name by authorized
                                            person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.